EXHIBIT 99.1


                         NEWS FROM DHB INDUSTRIES, INC.
                  2102 SW 2nd Street * Pompano Beach, FL 33069
                   Tel: 954-630-0900 * www.dhbindustries.com


                            COMPANY CONTACT:  Media Relations/Investor Relations
                                              Glenn Wiener
                                              212-786-6013
                                              pr@PBSInc.com or ir@PBSInc.com


                      DHB INDUSTRIES ANNOUNCES NAME CHANGE


POMPANO BEACH, FLORIDA, OCTOBER 2, 2007 - Today, DHB Industries,  Inc. (OTC Pink
Sheets: DHBT.PK), a leader in the field of protective body armor, announced it changed its corporate name to Point Blank Solutions, Inc. Shares of the Company's common stock will continue to trade in the over-the-counter market and quoted on the Pink Sheets under the symbol DHBT.PK until further notice. The Company adopted the new URL of www.PointBlankSolutionsInc.com.

The name change was effected pursuant to Section 253 of the Delaware General Corporation Law, by the merger of Point Blank Solutions, Inc., a wholly owned subsidiary of the Company, with and into the Company. The merger became effective on October 1, 2007 at the time of a Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware.

In addition, the Company changed the name of NDL Products, Inc. (one of its operating subsidiaries) to Life Wear Technologies, Inc., effective immediately. Life Wear Technologies manufactures and distributes sports medicine, health support devices and other products for use by serious athletes, weekend sports enthusiasts and general consumers.

Larry Ellis, President and CEO stated, "Over the past year we developed and began implementing a strategy to enhance current operations into a strong platform for future growth. In changing the name of the Company to Point Blank Solutions, Inc, we are aligning our corporate name with our vision to become the global leader in safety apparel and protective solutions. The planned growth in sports medicine and health support products is an important facet of the overall corporate strategy. As such, we changed the name of the business to Life Wear Technologies, Inc. By doing so, we seek to give the Company a name and brand that will afford great opportunities in the future and become an excellent moniker for our planned product line expansion."

ABOUT POINT BLANK SOLUTIONS, INC.
Point Blank Solutions, Inc. is a worldwide leader in the design and production of technologically advanced body armor systems for the U.S. Military, Government and law enforcement agencies, as well as select international markets. The Company is also recognized as the largest producer of soft body armor in the U.S. With state-of-the-art manufacturing and laboratory testing facilities, strategic technology and marketing alliances, and an ongoing commitment to drive innovation, Point Blank Solutions has proven that it can deliver the most advanced body armor solutions, quicker and better than anyone in the industry.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about Point Blank Solutions, Inc. visit our website at www.PointBlankSolutionsInc.com.


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SAFE HARBOR  STATEMENT  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF
1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES,
CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT
TO  RISKS,   UNCERTAINTIES  AND  ASSUMPTIONS  THAT  ARE  DIFFICULT  TO  PREDICT.
THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO... THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

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